UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011 (March 25, 2011)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

Acquisition of Landstown Commons Shopping Center. On March 25, 2011, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through Inland Diversified Virginia Beach Landstown, L.L.C., a wholly owned subsidiary formed for this purpose (the “Landstown Subsidiary”), acquired a fee simple interest in a 409,747 square foot multi-use retail center known as Landstown Commons Shopping Center, located in Virginia Beach, Virginia.  We purchased this property from Mountain Ventures Virginia Beach, L.L.C., for a purchase price paid at closing equal to approximately $91.2 million. We funded approximately $22.8 million of the purchase price with proceeds from our offering. Concurrent with closing, we entered into a loan secured by the property, in a principal amount equal to approximately $68.4 million, which funded the remainder of the purchase price. The terms of this loan are discussed in Item 2.03 of this Current Report.  Closing costs did not exceed $75,000.

The cap rate for Landstown Commons Shopping Center is approximately 7.18%.  We determine “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the purchase price of the property.  NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.

In deciding to acquire this property, we considered the following:

Leasing Activity

•

Landstown Commons Shopping Center is 94.4% leased to sixty-three tenants.  The weighted-average remaining lease term for the tenants occupying the property is approximately 8.5 years.

•

19,613 square feet of retail space at the property is currently available, including in-line spaces and one outparcel with frontage on Princess Anne Road.

•

90% of the 32,890 square feet of Class A office space at the property is leased, and the tenants include two medical users. There are two office suites remaining, totaling 3,373 square feet.

Tenant Mix

•

Retail anchor tenants at Landstown Commons Shopping Center include Best Buy, Ross Dress for Less, Bed Bath & Beyond, AC Moore, PetSmart, Office Max, Books-A-Million and Walgreens.  Other tenants include Shoe Carnival, Ulta and Five Below.

Location

•

The property is located within the Hampton Roads metropolitan statistical area.

•

A Kohl’s department store, which is not owned by us, shadow-anchors the property.

•

The property is located at the intersection of Princess Anne Road and Dam Neck Road, which have daily traffic counts in excess of 46,000 and 40,000 vehicles per day, respectively.

•

The property is located approximately three miles southwest of Oceana Naval Air Station, which has approximately 7,300 active duty personnel and 1,700 civilian employees, less than one-half mile from the Virginia Beach Sportsplex and Tidewater

Community College and approximately one-quarter mile from the newly constructed 72-acre Sentara Medical Complex.

•

Regional access between the property and the local population is provided by Interstates 64,264 and 664.

Demographics

•

We believe that Virginia Beach is one of the fastest growing areas in Virginia.

•

The population within a five-mile radius is approximately 198,600, which has grown 5.8% since 2000, with an average annual household income equal to approximately $73,900.

•

The property’s customer base includes approximately 85,000 people who work within a five-mile radius.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020 at Landstown Commons Shopping Center and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	3	5,200	132,576	1.8%
2012	2	4,000	110,184	1.5%
2013	18	43,736	1,070,892	14.6%
2014	3	10,208	229,020	3.1%
2015	7	26,337	442,959	6.0%
2016	1	5,762	86,430	1.2%
2017	1	5,500	176,000	2.4%
2018	20	186,586	3,441,203	46.9%
2019	4	56,680	838,360	11.4%
2020	1	18,057	212,170	2.9%

The table below sets forth certain historical information with respect to the occupancy rates at Landstown Commons Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2010	94.4%	$17.53
2009	82.2%	$16.47
2008	98.8%	$18.86

*The first year of occupancy was 2007. Total building square footage was 409,749, 408,826 and 326,033 at December 31, 2010, 2009 and 2008, respectively.

We believe that Landstown Commons Shopping Center is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are nine competitive shopping centers located within approximately five miles of this property.

Real estate taxes assessed for the fiscal year ended December 31, 2010 (the most recent tax year for which information is generally available) were approximately $540,100.  The amount of real estate taxes assessed was calculated by multiplying Landstown Commons Shopping Center’s assessed value by a tax rate of 0.89%.  For federal income tax purposes, the depreciable basis in Landstown Commons Shopping Center will be approximately $81.4 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated into this Item 2.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Landstown Commons Shopping Center Loan. On March 25, 2011, the Landstown Subsidiary entered into a loan in an aggregate principal amount equal to approximately $68.4 million with Bank of America, N.A. (the “Landstown Lender”).  The loan is secured by a first priority mortgage on the Landstown Commons Shopping Center, and bears interest at a rate equal to the British Bankers Association LIBOR rate, calculated daily, plus 3.0% per annum.  The effective annual interest rate as of the date of this Current Report is 3.26% per annum.  The loan has a one-year term with all accrued interest due monthly and with principal payable in five equal monthly installments of $3.04 million beginning on April 25, 2011, a single installment of $3.035 million due on September 25, 2011 and the remaining principal balance and any accrued interest due on the maturity date. The Landstown Subsidiary may extend the loan’s maturity date for one year. The exercise by the Landstown Subsidiary of its option to extend the term of the loan is subject to, among other conditions, (1) providing the Landstown Lender with written notice of the requested extension, (2) the absence of any continuing event of default under the loan documents, or any event which, with the giving of notice or the passage of time, or both, would constitute such an event of default, and (3) paying a non-refundable extension fee in an amount equal to 0.15% of the then outstanding principal balance of the loan. The loan may be prepaid, in full at any time or in part from time to time, without penalty.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default.  If an event of default occurs under the loan, the Landstown Lender may declare the debt to be immediately due and payable.  If an event of a default occurs and is continuing, the Landstown Lender may increase the interest rate on the unpaid principal balance loan by 3.0% per annum, independent of whether the Landstown Lender elects to declare the debt to be immediately due and payable.  The loan is non-recourse to the Landstown Subsidiary.

We have guaranteed the obligations or liabilities of the Landstown Subsidiary to the Landstown Lender for any losses, costs or damages arising out of or in connection with any fraud or intentional misrepresentation of the Landstown Subsidiary, gross negligence or willful misconduct, material waste of the property and the breach of any representation or warranty concerning environmental laws, among other things, as well as up to $25 million of the debt in the event that the Landstown Subsidiary fails to comply with its payment obligations under the loan documents.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.5, 10.6, 10.7 and 10.8, which are incorporated into this Item 2.03 by reference.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the Landstown Commons Shopping Center acquisition will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the Landstown Commons Shopping Center acquisition will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Agreement of Purchase and Sale of Shopping Center, dated as of November 18, 2010, by and between Mountain Ventures Virginia Beach, L.L.C. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 18, 2011, the Second Amendment, dated as of January 28, 2011, the Third Amendment, dated as of February 3, 2011, the Fourth Amendment, dated as of February 10, 2011, the Fifth Amendment, dated as of February 17, 2011, the Sixth Amendment, dated as of March 10, 2011 and the Seventh Amendment, dated as of March 23, 2011

10.2	Assignment, dated as of March 25, 2011, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Virginia Beach Landstown, L.L.C.

10.3	Assignment of Leases, dated as of March 25, 2011, by Mountain Ventures Virginia Beach, L.L.C. for the benefit of Inland Diversified Virginia Beach Landstown, L.L.C.

10.4	Post Closing Agreement, dated as of March 25, 2011, by and between Mountain Ventures Virginia Beach, L.L.C. and Inland Diversified Virginia Beach Landstown, L.L.C.

10.5	Term Loan Agreement, dated as of March 25, 2011, by and between Inland Diversified Virginia Beach Landstown, L.L.C., as borrower, and Bank of America, N.A., as lender

10.6	Promissory Note, dated as of March 25, 2011, by Inland Diversified Virginia Beach Landstown, L.L.C. for the benefit of Bank of America, N.A.

10.7	Guaranty Agreement, dated as of March 25, 2011, by Inland Diversified Real Estate Trust, Inc. in favor of Bank of America, N.A.

10.8	Environmental Indemnification and Release Agreement, dated as of March 25, 2011, by and between Inland Diversified Virginia Beach Landstown, L.L.C. and Bank of America, N.A.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	March 31, 2011	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Agreement of Purchase and Sale of Shopping Center, dated as of November 18, 2010, by and between Mountain Ventures Virginia Beach, L.L.C. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 18, 2011, the Second Amendment, dated as of January 28, 2011, the Third Amendment, dated as of February 3, 2011, the Fourth Amendment, dated as of February 10, 2011, the Fifth Amendment, dated as of February 17, 2011, the Sixth Amendment, dated as of March 10, 2011 and the Seventh Amendment, dated as of March 23, 2011

10.2	Assignment, dated as of March 25, 2011, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Virginia Beach Landstown, L.L.C.

10.3	Assignment of Leases, dated as of March 25, 2011, by Mountain Ventures Virginia Beach, L.L.C. for the benefit of Inland Diversified Virginia Beach Landstown, L.L.C.

10.4	Post Closing Agreement, dated as of March 25, 2011, by and between Mountain Ventures Virginia Beach, L.L.C. and Inland Diversified Virginia Beach Landstown, L.L.C.

10.5	Term Loan Agreement, dated as of March 25, 2011, by and between Inland Diversified Virginia Beach Landstown, L.L.C., as borrower, and Bank of America, N.A., as lender

10.6	Promissory Note, dated as of March 25, 2011, by Inland Diversified Virginia Beach Landstown, L.L.C. for the benefit of Bank of America, N.A.

10.7	Guaranty Agreement, dated as of March 25, 2011, by Inland Diversified Real Estate Trust, Inc. in favor of Bank of America, N.A.

10.8	Environmental Indemnification and Release Agreement, dated as of March 25, 2011, by and between Inland Diversified Virginia Beach Landstown, L.L.C. and Bank of America, N.A.